UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

________________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 16, 2016

LIQUIDMETAL TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-31332 (Commission File Number)	33-0264467 (I.R.S. Employer Identification No.)

30452 Esperanza

Rancho Santa Margarita, California 92688

(Address of principal executive offices; Zip Code)

Registrant’s telephone number, including area code: (949) 635-2100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

X	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

LIQUIDMETAL TECHNOLOGIES, INC.

FORM 8-K

Item 2.02.     Results of Operations and Financial Condition.

On March 7, 2016, Liquidmetal Technologies, Inc. (the “Company”) filed its Annual Report on Form 10-K (the “Form 10-K”) for the fiscal year ended December 31, 2015 with the Securities and Exchange Commission (the “SEC”). On March 16, 2016, the Company hosted a conference call to discuss the Company’s financial condition and results of operations set forth in the Form 10-K, as well as certain recent events disclosed in a Current Report on Form 8-K filed with the SEC on March 14, 2016 (the “Form 8-K”). A copy of the transcript of the conference call held by the Company on March 16, 2016, is attached hereto as Exhibit 99.1 (the “Transcript”).

The information required to be furnished pursuant to Item 2.02 and Exhibit 99.1 of this report shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, except if we specifically incorporate it by reference into a filing under the Securities Act of 1933, as amended, or the Exchange Act.

Additional Information and Where to Find It

This communication may be deemed to be a solicitation of proxies from the Company’s stockholders in connection with the proposed amendment and restatement of the Company’s certificate of incorporation to increase the Company’s authorized number of shares of common stock from 700,000,000 to 1,100,000,000, as further described in the Form 8-K and the Transcript (the “Charter Amendment”). The Company intends to file a proxy statement and relevant documents with the SEC with respect to the Company’s 2016 annual meeting of stockholders and the proposed Charter Amendment. The definitive proxy materials will be mailed to the Company’s stockholders in advance of the meeting. Investors and security holders of the Company are urged to read the proxy statement and any other relevant documents filed with the SEC when they become available because they will contain important information about the Company. The proxy statement, when it becomes available, and any other documents filed by the Company with the SEC may be obtained free of charge at the SEC’s website at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents filed with the SEC by the Company by sending a written request Liquidmetal Technologies, Inc., Attention: Investor Relations at 30452 Esperanza, Rancho Santa Margarita, California 92688, or by calling the Company at (949) 635-2120. Investors and security holders are urged to read the proxy statement and the other relevant materials when they become available before making any voting decision with respect to the Charter Amendment.

Participants in the Solicitation

The Company and its directors and executive officers may, under SEC rules, be deemed to be participants in the solicitation of proxies from the Company’s stockholders in connection with the Charter Amendment. Information about the directors and executive officers, including their interests in the Charter Amendment, will be included in the Company’s proxy statement and other relevant materials to be filed with the SEC as described above.

Item 8.01. Other Events.

The disclosure set forth under Item 2.02 (Results of Operations and Financial Condition) is hereby incorporated by reference into this Item 8.01

Item 9.01 Financial Statements and Exhibits.

See the Exhibit Index set forth below for a list of exhibits included in this Form 8-K.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIQUIDMETAL TECHNOLOGIES, INC.

By:	/s/ Thomas Steipp
Thomas Steipp, President and Chief Executive Officer

Date: March 16, 2016

Exhibit List

Exhibit Number	Description
99.1	Transcript of the conference call held by the Company on March 16, 2016 (furnished pursuant to Item 2.02).